                                  EXHIBIT 23.1


                        Consent of Arthur Andersen LLP

                                                                EXHIBIT 23.1

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our reports dated April 21, 1995 included in Rhodes, Inc.'s Annual Report on Form 10-K for the fiscal year ended February 28, 1995 and to all references to our firm included in this Registration Statement.



                                                Arthur Andersen LLP
Atlanta, Georgia
August 7, 1995